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                                                                   EXHIBIT 99(a)


                        CERTIFICATION OF PERIODIC REPORT

I, David G. Gartzke, Chairman, President and Chief Executive Officer of ALLETE, Inc. (Company), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (Report) fully complies with the requirements of
     Section 13(a) of the Securities Exchange Act of 1934 [15 U.S.C. 78m or 78o(d)]; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 1, 2002



                                                      D.G. Gartzke
                                                      --------------------------
                                                      David G. Gartzke
                                                      Chairman, President and
                                                      Chief Executive Officer